UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2015

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On March 4, 2015, WellCare Health Plans, Inc. (“WellCare”) announced that the Missouri Office of Administration, Division of Purchasing and Materials Management (the “Division”) selected Missouri Care Incorporated, a WellCare company, to continue serving Medicaid recipients participating in the MO HealthNet Managed Care program. The new contract begins on July 1, 2015 and is for one year with two renewal options, exercisable at the discretion of the Division.
A copy of the press release announcing the award is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press release dated March 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2015	WELLCARE HEALTH PLANS, INC. /s/ Blair Todt
Blair Todt
Senior Vice President, Chief Legal and Administrative Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 4, 2015